UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------
                                  FORM 8-K/A

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 15, 2000



                            Flexxtech Corporation
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            (Exact name of registrant as specified in its charter)

                                    Nevada
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                 (State or other jurisdiction of incorporation)

            000-25499                                88-0390360
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    (Commission File Number)              (IRS Employer Identification No.)

           5777 W. Century Blvd., Suite 775, Los Angeles, CA 90045
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         (Address of principal executive offices)         (Zip Code)

                                (310) 342-0794
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             (Registrant's telephone number, including area code)


                       Infinite Technology Corporation
                    3050 E 630 North, St. George, UT 84790
                        ---------------------------------
                    (Registrant's Former name and address)



ITEM 7.   FINANCIAL STATEMENTS

     This Amended Report is being filed to include pro-forma financial statements pertaining to the acquisition of 67% of the issued and outstanding shares of common stock of Primavera Corporation, the parent company of North Texas Circuit Board Company, Inc., by our wholly-owned subsidiary, Flexxtech Holdings,Inc.

       7(a)

       Not applicable

       7(b)

       Unaudited Pro Forma Statements derived from the unaudited financial statements of Flexxtech Corporation for the year ended December 31, 1999 and the audited financial statements of Primavera, Inc. for the period from inception (April 26, 2000) thru June 30, 2000.


EXHIBITS

2.1  Plan of Reorganization dated September 18, 2000 -- OPITV.Com *

10.1 Stock Purchase agreement and Promissory Note -- Atlantis Aggressive Growth Co. *

10.2 Stock Purchase Agreement -- Primavera Corporation *

10.3 Financial Advisory Consulting Agreement -- Ameri-First Financial Group *

10.4 Promissory Note -- Haldane Limited *

99.1 Pro Forma Statements for the Period Ended September 30, 2000 (Unaudited)


______________
* Previously Filed


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/ Greg Mardock
                          ------------------------
                              Greg Mardock
                              President

     Date: March 26, 2001